Exhibit 10.10

                                SECOND AMENDMENT
                                     TO THE
                          SECURITIES PURCHASE AGREEMENT

          This Second Amendment (this "Second Amendment") to that certain Securities Purchase Agreement (the "Agreement") by and among Diversified Senior Services, Inc. (the "COMPANY"), Austinvest Anstalt Balzers ("AUSTINVEST"), Esquire Trade & Finance Inc. ("ESQUIRE"), Amro International, S.A. ("AMRO"), Nesher, Ltd ("Nesher"), Guarantee & Finance Corp. ("GUARANTEE") and Taylor House Enterprises, Limited ("THE") is made as of March 22, 2001. Austinvest, Esquire, Amro, Nesher, Guarantee and THE are each referred to herein as a "Purchaser" and are collectively referred to herein as the "PURCHASERS."


          WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement for the purpose of modifying and clarifying certain of the rights and obligations expressed therein;

          NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Purchase Agreement as follows:

          1. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

          2. Section 3.7(a), clause (iii) is hereby deleted in its entirety and replaced with the following new clause (iii):

               (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock on any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

          3. Section 3.7(c), clause (ii) is hereby deleted in its entirety and replaced with the following new clause (ii):

               (ii) the Company will take all action within its power to continue the listing or quotation of its Common Stock on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchange or marketplace.

          4. The first sentence of Section 3.7(d) is hereby deleted in its entirety and replaced with the following new sentence:

               (d) The Company covenants to maintain the listing or quotation of its Common Stock on any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board until such time that all of the Shares have been redeemed or two years have passed following the last conversion of Shares into shares of Common Stock.

          5. The following new clause (v) sentence is hereby added to the end of
Section 3.13(a):

               , and (v) equity, debt or convertible securities, the net proceeds of which are first used to redeem any Shares outstanding, at $2,000 per Share, (plus any accumulated dividends on such Shares, if any) on the closing date of the issuance of such equity, debt or convertible securities.

          6. The following new clause (iv) is hereby added before the proviso in
Section 3.15:

               (iv) any indebtedness, the net proceeds of which are first used to redeem any Shares outstanding, at $2,000 per Share, (plus any accumulated dividends on such Shares, if any) on the closing date of the issuance of such indebtedness.

          7. Notwithstanding anything to the contrary in the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, the existence or occurrence of the following circumstances do not and will not be deemed a breach, default, Event of Default, grounds for assessing liquidated damages or a basis for the imposition of any penalty under the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby:

               a) The change in quotation of the Company's Common Stock from the Nasdaq SmallCap Market to the OTC Bulletin Board.

               b) The failure of the Company's Board of Directors to declare and pay a dividend to the holders of the Series B Preferred Stock as of January 1, 2001.

               c) The issuance of any securities, including any type of debt, equity or convertible securities by the Company, PROVIDED THAT, the net proceeds are first used to redeem any Shares outstanding, at $2,000 per Share, (plus any accumulated dividends on such Shares, if any) on the closing date of the issuance of such equity, debt or convertible securities.

In addition, the parties hereto agreed that for the six (6) months following the date of this Second Amendment, if and when the Company raises sufficient capital to redeem all outstanding Shares at their Stated Value ($2,000 per Share), the Purchasers will agree to such redemption at such amount.

          The Purchase Agreement is hereby amended and modified solely to the extent of the above-referenced items. Nothing herein contained shall be deemed to be an amendment or waiver of any other provision of the Purchase Agreement, all of which shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Second Amendment on the date first above written.

                                  DIVERSIFIED SENIOR SERVICES, INC.


                                  By: /S/ WILLIAM G. BENTON
                                     ------------------------
                                     Name:  William G. Benton
                                     Title: CEO


                                  AUSTINVEST ANSTALT BALZERS


                                  By: /S/ WALTER GRILL
                                     ------------------------
                                     Name:  Walter Grill
                                     Title: Representative


                                  ESQUIRE TRADE & FINANCE INC.


                                  By: /S/ ROLAND R. WINIGER
                                     ------------------------
                                     Name:  Roland R. Winiger
                                     Title: Director


                                  AMRO INTERNATIONAL, S.A.

                                  By: /S/ H. U. BACHOFEN
                                     ------------------------
                                     Name:  H.U. Bachofen
                                     Title: Director


                                  NESHER, INC.


                                  By: /S/ J. D. CLARKE
                                     -----------------------
                                     Name:  John Clarke
                                     Title: Director



                                  GUARANTEE & FINANCE CORP.


                                  By: /S/ SHELDON RUDOFF
                                     ------------------------
                                     Name: Sheldon Rudoff, Attorney-in-Fact
                                     Title:  For Marcos Katz, President



                                  TAYLOR HOUSE ENTERPRISES, LIMITED


                                  By: /S/ WILLIAM G. BENTON
                                     ----------------------------
                                     Name:  William G. Benton
                                     Title: CEO